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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          CAL DIVE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              MINNESOTA                            95-3409686
       (STATE OF INCORPORATION                  (I.R.S. EMPLOYER
          OR ORGANIZATION)                    IDENTIFICATION NUMBER)
       13430 NORTHWEST FREEWAY
           HOUSTON, TEXAS                            77040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

        Securities to be registered pursuant to Section 12(b) of the Act:

     TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE
     TO BE SO REGISTERED                          ON WHICH
                                             EACH CLASS IS TO BE
                                                  REGISTERED
     -------------------                    ----------------------
           NONE                                      NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE
                           --------------------------
                                (TITLE OF CLASS)

                           --------------------------
                                (TITLE OF CLASS)

     This Registration Statement contains a total of 3 pages. Exhibit Index is on page 3.
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Cal Dive International, Inc. (the "Company") hereby incorporates by reference the description of securities contained in the Registration Statement on Form S-1 (Registration Number 333-26357) filed with the Securities and Exchange Commission on May 1, 1997, as amended and supplemented by the Company.

ITEM 2.  EXHIBITS.

     1. Amended and Restated Articles of Incorporation of the Company filed on April 11, 1997 with the Secretary of State of Minnesota, incorporated by reference from Exhibit 3.1 to the Company's Registration Statement on Form S-1, Registration Number 333-26357, filed with the Securities and Exchange Commission on May 1, 1997.)

     2. Amended and Restated By-Laws of the Company (incorporated by reference from Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration Number 333-26357, filed with the Securities and Exchange Commission on May 1, 1997.)

     3.  Specimen Certificate for Common Stock (incorporated by reference from
         Exhibit 4.3 to the Company's Registration Statement on Form S-1, Registration Number 333-26357, filed with the Securities and Exchange Commission on May 1, 1997.)

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 24, 1997                  CAL DIVE INTERNATIONAL, INC.

                                       By: /s/ ANDREW C. BECHER
                                       Its:    Senior Vice President

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                                INDEX TO EXHIBITS

        EXHIBIT                                                       PAGE
        NUMBER                         EXHIBIT                       NUMBER
        -------                        -------                       ------
           3.1       -- Amended and Restated Articles of
                        Incorporation of the Company filed on
                        April 11, 1997 with the Secretary of
                        State of Minnesota, incorporated by
                        reference from Exhibit 3.1 to the
                        Company's Registration Statement on
                        Form S-1, Registration Number
                        333-26357, filed with the Securities
                        and Exchange Commission on May 1,
                        1997.)

           3.2       -- Amended and Restated By-Laws of the
                        Company (incorporated by reference
                        from Exhibit 3.2 to the Company's
                        Registration Statement on Form S-1,
                        Registration Number 333-26357, filed
                        with the Securities and Exchange
                        Commission on May 1, 1997.)

           4.3       -- Specimen Certificate for Common Stock
                          to the Company's Registration
                       Statement on Form S-1, Registration
                        Number 333-26357, filed with the
                        Securities and Exchange Commission on May 1, 1997.)

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